                                                                  EXHIBIT 10.1.8


                                                                            FORM

                           AMENDMENT NO. 8 AND WAIVER
                                       TO
                           THIRD AMENDED AND RESTATED
                       CREDIT AND REIMBURSEMENT AGREEMENT

              AMENDMENT No. 8 and WAIVER dated as of April 13, 2000 among ORBITAL SCIENCES CORPORATION (the "COMPANY"), the BANKS listed on the signature pages hereof and MORGAN GUARANTY TRUST COMPANY OF NEW YORK, as Administrative Agent (the "ADMINISTRATIVE AGENT") and as Collateral Agent (the "COLLATERAL AGENT").

                                   WITNESSETH:

              WHEREAS, the parties hereto have heretofore entered into a Third Amended and Restated Credit and Reimbursement Agreement dated as of December 21, 1998 (as amended from time to time, the "CREDIT AGREEMENT"); and

              WHEREAS, the Company has asked the Banks to waive compliance by the Company with certain covenants set forth in the Credit Agreement for the period from and including the Amendment No. 8 Effective Date (as defined in the Credit Agreement as amended hereby) to and including January 1, 2001 (the "WAIVER PERIOD"), and the Banks are willing to do so, subject to the terms and conditions set forth herein;

              NOW, THEREFORE, the parties hereto agree as follows:

       SECTION 1. Definition; References. Unless otherwise specifically defined herein, each term used herein that is defined in the Credit Agreement shall have the meaning assigned to such term in the Credit Agreement. Each reference to "hereof", "hereunder", "herein" and "hereby" and each other similar reference and each reference to "this Agreement" and each other similar reference contained in the Credit Agreement shall from and after the Amendment No. 8 Effective Date (as defined in Section 21 below) refer to the Credit Agreement as amended hereby.

       SECTION 2. Amendments to the Definitions. (a) Section 1.01 of the Credit Agreement is amended by adding therein the following definitions in alphabetical order:

       "AMENDMENT NO. 8 EFFECTIVE DATE" means the date of effectiveness of Amendment No. 8 and Waiver to this Agreement.

       "**** ACQUISITION" means the ******* acquisition .

       "DEBT ISSUANCE" means any issuance of Debt by the Company or any of its wholly-owned domestic subsidiaries after the Amendment No. 8 Effective Date (including without limitation any Debt convertible into equity) in the capital markets (whether in a registered offering or in a private placement).

       "MDA FINANCING" means the credit agreement to which MDA will become a party providing for loans thereunder to be used by MDA for working capital purposes and for [other purposes]; provided that the aggregate principal amount of Debt that may be incurred under such credit agreement shall not exceed $210,000,000 Canadian Dollars.

       "NML DEBT" means Debt of the Company under the Note Agreement dated as of June 1, 1995 between the Company and The Northwestern Mutual Life Insurance Company.

       "RESTATEMENT DATE" means the date of effectiveness of the restatement described in Section 5.23.

       "SENIOR DEBT" means at any date (i) Debt of the Company under this Agreement plus (ii) the NML Debt plus (iii) other Debt of the Company (other than (x) Debt owed to any Subsidiary and (y) other Debt so long as such other Debt is subordinated to Debt of the Company under this Agreement on terms satisfactory to the Required Banks) plus (iv) Debt of Subsidiaries of the Company (other than (w) any Guarantees of the NML Debt, (x) Guarantees of Debt under this Agreement, (y) Debt of any Subsidiary owed to the Company or any other Subsidiary and (z) other Debt of any Subsidiary Guarantor so long as such other Debt is subordinated to such Subsidiary Guarantor's Guarantee of Debt under this Agreement on terms satisfactory to the Required Banks).

       "SENIOR LEVERAGE RATIO" means on any date the ratio of Senior Debt on such date to Consolidated EBITDA for the period of four consecutive fiscal quarters most recently ended on or prior to such date.

       "SUBSIDIARY GUARANTOR" means any Subsidiary of the Company that has Guaranteed the obligations of the Company under the Financing Documents.

       (b) The following definitions set forth in Section 1.01 of the Credit Agreement are amended to read in their entirety as follows:

       "CONSOLIDATED DEBT" means at any date, without duplication, the sum of
(i) the Debt of the Company and its Consolidated Subsidiaries determined on a consolidated basis (other than Debt consisting of performance bonds and letters of credit issued for the account of MDA in an aggregate amount not in excess of $48,000,000 to support certain contractual obligations, including obligations in an aggregate amount of approximately $20,000,000 for construction of the Radarsat 2 satellite, of approximately $8,000,000 under a contract with respect to a Malaysian ground station, of approximately $3,000,000 under a contract with respect to a Taiwanese ground station and of approximately $17,000,000 with respect to miscellaneous performance bonds) plus (ii) the portion of the Debt (other than Excluded ORBCOMM Debt) of any Person accounted for by the Company on the equity method properly allocable to the direct or indirect interest of the Company in such Person, all determined as of such date.

       "EQUITY ISSUANCE" means any issuance of equity securities by the Company or any of its domestic wholly-owned Subsidiaries, other than (i) any such issuance to the Company or any of its domestic wholly-owned Subsidiaries, (ii) any such issuance pursuant to employee benefit arrangements in the ordinary course of business, (iii) any such issuance pursuant to the warrants contemplated by Section 16 of Amendment No. 6 and (iv) any such issuance pursuant to the conversion of any Debt, so long as neither the Company nor any of its domestic wholly-owned Subsidiaries receives any Net Cash Proceeds in connection with any such issuance described in this clause (iv).

       "REDUCTION EVENT" means any Asset Sale, Debt Issuance or Equity Issuance.

       SECTION 3. Waiver of Compliance with Certain Covenants. (a) The Banks waive (i) compliance by the Company with the provisions of Sections 5.01(a), 5.01(b), 5.01(c), 5.01(d), 5.08, 5.09, 5.10 and 5.17 of the Credit Agreement on
or prior to the Amendment No. 8 Effective Date and (ii) any Default arising under Sections 6.01(c) or 6.01(d) of the Credit Agreement by reason of such noncompliance.

       (b) Each of the waivers granted pursuant to subsection (a) above shall expire on the earliest of (i) close of business (New York City time) on the last day of the Waiver Period, (ii) the first date on which the Company shall, or shall permit any other Borrower to, breach any of its obligations set forth in
Section 18 and (iii) the first date on which an Event of Default shall occur and be continuing under the Credit Agreement.

       (c) Except as provided in subsection (a) above, this Section 3 shall not operate as a waiver of any right, remedy, power or privilege of the Banks under any Financing Document or of any other term or condition of any Financing Document.

       SECTION 4. Increase in Commitment Reduction Amount. Sections 2.10(d) and 2.10(e) of the Credit Agreement are amended to read in their entirety as follows:

       (d) If a Reduction Event shall occur, the Commitments shall be automatically and ratably reduced by an amount equal to 50% of the Net Cash Proceeds with respect to such Reduction Event; provided that (i) if such portion of such Net Cash Proceeds, when aggregated with the corresponding portions of the Net Cash Proceeds of all other Reduction Events not theretofore so applied, is less than $1,000,000, such Net Cash Proceeds shall be deposited in the Restricted Account pending application pursuant to this subsection (d) in connection with a subsequent Reduction Event, (ii) the aggregate amount of the reductions of the Commitments effected pursuant to this subsection (d) as a result of Reduction Events consummated on or before August 1, 2000 shall not exceed $40,000,000, (iii) the aggregate amount of the reductions of the Commitments effected pursuant to this subsection (d) as a result of Reduction Events consummated after August 1, 2000 shall not exceed $20,000,000 and (iv) in no event shall the Commitments be reduced below $85,000,000 pursuant to this subsection (d). Each such reduction shall be effective as of the day of receipt by the Company or any of its domestic wholly-owned Subsidiaries, as the case may be, of the relevant Net Cash Proceeds.

       (e) To the extent not theretofore reduced to the same or a lesser amount, the Commitments shall be automatically and ratably reduced on each date set forth below to the aggregate amount set forth below opposite such date:

                         ---------------------------------------
                         DATE                   AGGREGATE AMOUNT
                         ---------------------------------------
                         August 1, 2000         Target Amount
                         ---------------------------------------
                         July 1, 2001           $85,000,000
                         ---------------------------------------

"TARGET AMOUNT" means (i) if the Restatement Date has occurred pursuant to
Section 5.23 on or prior to May 31, 2000, $125,000,000 and (ii) otherwise, $105,000,000.

       SECTION 5. Additional Fees. A new Section 2.17 to the Credit Agreement is added immediately after Section 2.16 thereof, to read in its entirety as follows:

       SECTION 2.17. Additional Fees. On the date that is the earlier of (i) May 31, 2000 and (ii) the Restatement Date, the Company shall pay to the Administrative Agent for the account of each Bank which was entitled to a fee pursuant to Section 21 of Amendment No.8 and Waiver to this Agreement, a fee in an amount equal to 0.125% of such Bank's Commitment as in effect on such date.

       SECTION 6. Amendment of the Investments Covenant. Section 5.07 of the Credit Agreement is amended by adding the following sentence at the end thereof:

       Notwithstanding any provision of this Agreement (including the foregoing clauses of this Section 5.07), after the Amendment No.8 Effective Date, the Company will not and will not permit any Subsidiary to, consummate any acquisition of any other Person or all of the components of an entire line of business or division of any other Person (whether by purchase of stock or assets, by merger, consolidation or otherwise) without the prior written consent of the Required Banks, other than the .......... Acquisition.

       SECTION 7. Change in the Minimum Net Worth Covenant. Section 5.08 of the Credit Agreement is amended to read in its entirety as follows:

       SECTION 5.08. Minimum Consolidated Net Worth. Consolidated Net Worth at the last day of any fiscal quarter set forth below will not be less than (i) the amount set forth in the table below opposite such fiscal quarter plus (ii) 50% of Consolidated Net Income for each fiscal quarter of the Company ended after March 31, 2000, which such Consolidated Net Income is positive (but with no deduction on account of any fiscal quarter for which Consolidated Net Income is negative) plus (iii) 100% of the aggregate amount by which Consolidated Net Worth shall have been increased by reason of the issuance and sale after March 31, 2000 and on or prior to such date of any capital stock or the conversion or exchange of any Debt of the Company into or with capital stock of the Company consummated after March 31, 2000 and on or prior to such date.

       ------------------------------------------
       FISCAL QUARTER ENDED          AMOUNT
       ------------------------------------------
       6/30/00                       $300,000,000
       ------------------------------------------
       9/30/00                       $290,000,000
       ------------------------------------------
       12/31/00                      $270,000,000
       ------------------------------------------
       Thereafter                    $476,100,000
       ------------------------------------------

       SECTION 8. Change in the Leverage Ratio, Addition of Senior Leverage Ratio. Section 5.09 of the Credit Agreement is amended to read in its entirety as follows:

       SECTION 5.09. (a) Leverage. The Consolidated Leverage Ratio will at no date during any period set forth below exceed the ratio set forth below opposite such period:

       ---------------------------------------------------
       PERIOD                                        RATIO
       ---------------------------------------------------
       Amendment No. 8 Effective Date- 12/30/00      4.50
       ---------------------------------------------------
       12/31/00 - 1/1/01                             4.80
       ---------------------------------------------------
       Thereafter                                    3.50
       ---------------------------------------------------

       (b) Senior Leverage. The Senior Leverage Ratio will at no date during any period set forth below exceed the ratio set forth below opposite such period:

       ---------------------------------------------------
       PERIOD                                        RATIO
       ---------------------------------------------------
       Amendment No. 8 Effective Date- 12/30/00      3.50
       ---------------------------------------------------
       Thereafter                                    3.60
       ---------------------------------------------------

       SECTION 9. Change in the Consolidated Fixed Charge Ratio. Section 5.10 of the Credit Agreement is amended to read in its entirety as follows:

       SECTION 5.10. Consolidated Fixed Charge Ratio. At the last day of any fiscal quarter set forth below, the ratio of Earnings Available for Fixed Charges to Consolidated Fixed Charges, in each case for the four consecutive fiscal quarters then ended, will not be less than the ratio set forth below opposite such fiscal quarter:

       ----------------------------------------------------
       FISCAL QUARTER ENDED                          RATIO
       ----------------------------------------------------
       6/30/00                                       0.75:1
       ----------------------------------------------------
       9/30/00                                       0.90:1
       ----------------------------------------------------
       12/31/00                                      0.90:1
       ----------------------------------------------------
       Thereafter                                    1.50:1
       ----------------------------------------------------

       SECTION 10. Additional Exception For Negative Pledge. (a) Section 5.14 of the Credit Agreement is amended by (i) deleting the "and" at the end of clause
(s) thereof, (ii) renumbering clause (t) thereof as clause (u), and (iii) adding a new clause (t) immediately after clause (s) thereof, to read in its entirety as follows:

              (t) Liens on assets of MDA and its subsidiaries securing Debt and other obligations of MDA and such subsidiaries under the MDA Financing; and

       SECTION 11. Change in the Subsidiary Debt Covenant, Addition of an MDA Covenant. Section 5.17 of the Credit Agreement is hereby amended to read in its entirety as follows:

       SECTION 5.17. (a) Subsidiary Debt. Total Debt of all of the Company's Subsidiaries (excluding (i) Loans and Letter of Credit Liabilities hereunder and any Guarantees thereof, (ii) Debt of a Subsidiary to the Company or to a Wholly-Owned Subsidiary of the Company, (iii) Debt of MDA or any of its Subsidiaries and (iv) any Guarantees of the NML Debt) will at no time exceed 5% of Consolidated Net Worth.

       (b) MDA Equity. The Company will cause MDA to comply with the covenant set forth in the Credit Agreement evidencing the MDA Financing requiring MDA to maintain a minimum consolidated equity level; provided that failure by the Company to comply with this Subsection (b) at any time shall not constitute an Event of Default hereunder unless at such time such failure by MDA to comply with such covenant in such Credit Agreement constitutes an event of default thereunder which has not been waived by the lenders to the MDA Financing.

       SECTION 12. Change in Consolidated Capital Expenditures. Section 5.20 of the Credit Agreement is hereby amended to read in its entirety as follows:

       SECTION 5.20. Consolidated Capital Expenditures. At any date the aggregate amount of Consolidated Capital Expenditures (other than the ***** Acquisition) for the period from and including January 1, 2000 to and including such date will not exceed $60,700,000.

       SECTION 13. New Bankers' Meeting Covenant. Section 5.21 of the Credit Agreement is amended to read in its entirety as follows:

       SECTION 5.21. Bankers' Meeting. The Company shall:

       (a) At the request of the Administrative Agent, after delivery of the financial information described in Section 5.22, host a tele-conference, at which the Company shall (i) discuss with the Banks its detailed strategic initiatives for fiscal year 2000 and (ii) provide the Banks in reasonable detail information regarding such strategic initiatives, as well as any other information regarding the Company and its Subsidiaries as any Bank may reasonably request.

       (b) At the request of the Administrative Agent, after delivery of the financial information described in Section 5.22, (i) host a bankers meeting, at which meeting the senior management of the Company shall present in reasonable detail the financial condition, results of operation, current status of business and affairs of the Company and the business plan, budget and projections of the Company for the period from and including January 1, 2000 to and including the Termination Date, and (ii) provide the Banks in reasonable detail information regarding the financial condition, business plans and projections of the Company and its Subsidiaries, as well as any other information regarding the Company and its Subsidiaries as any Bank may reasonably request.

       SECTION 14. Delivery of Additional Financial Information. A new Section
5.22 to the Credit Agreement is added immediately after Section 5.21 thereof, to read in its entirety as follows:

       SECTION 5.22. Additional Financial Information. The Company will deliver to each of the Banks, on or prior to May 15, 2000 (i) a consolidated balance sheet of the Company and its Consolidated Subsidiaries as of December 31, 1999, December 31, 1998 and December 31, 1997 and the related consolidated statements of operations and cash flows for each such fiscal year, together with consolidating balance sheets, statements of operations and operating cash flows for each such fiscal year for each of the Company's Consolidated Subsidiaries, setting forth in each case in comparative form the figures for the previous fiscal year, all such consolidated statements reported on in a manner consistent with the guidelines provided to the Company by the Securities and Exchange Commission by the Company's independent auditors with respect to the relevant fiscal year, (ii) a projected balance sheet of the Company and its Consolidated Subsidiaries as of December 31, 2000 and the related projected statements of operations and cash flows for such fiscal year and (iii) summary financial information with respect to each division of the Company and its Subsidiaries; provided that such summary information (x) will include in any event revenues, gross profit, operating income, selling, general and administrative expenses and capital expenditures with respect to each such division and (y) will be in such detail as shall be necessary in order to permit a reconciliation of such information with the information set forth in the projected statements of operations and cash flows delivered by the Company pursuant to clause (ii).

       SECTION 15. Execution of a Restatement. (a) A new Section 5.23 to the Credit Agreement is added immediately after Section 5.22 thereof, to read in its entirety as follows:

       SECTION 5.23. Restatement Date. (a) The Company and the Banks will use their respective best efforts to enter into a restatement of this Agreement on or prior to May 31, 2000 pursuant to which amendment the obligations of the Company hereunder shall be restructured in a manner satisfactory to the Company and the Banks.

              (b) The Company and the Banks acknowledge and agree that it is currently contemplated that, pursuant to the restatement of the Credit Agreement contemplated by Section 5.23 of the Credit Agreement as amended hereby, (i) the compliance levels applicable to the covenants set forth in Sections 5.08, 5.09 and 5.10 of the Credit Agreement will be reset for such fiscal quarter as the Company shall have provided financial projections to levels mutually agreed upon by the Company and the Required Banks on the basis of such updated financial projections consistent with the methodology and intent used in deriving the covenant levels applicable during the Waiver Period (as defined in Amendment No.8 and Waiver to this Agreement), (ii) the Company shall be permitted to consummate the acquisition identified to the Banks as the "Cooler Acquisition" substantially on the terms described by the Company to the Banks prior to the Amendment No. 8 Effective Date (but not other acquisitions), (iii) the Company shall be permitted to consummate an issuance of convertible Debt substantially on the terms described by the Company to the Banks prior to the Amendment No. 8 Effective Date and (iv) the mandatory reductions of the Commitments effected by Sections 2.10(d) and (e) of the Credit Agreement as amended hereby shall not be changed.

       SECTION 16. Additional Events of Default. (a) Section 6.01(b) of the Credit Agreement is amended to read in its entirety as follows:

       (b) (i) any fee payable pursuant to Section 2.17 shall not be paid when due or (ii) any interest on any Loan, any fees (other than any fee described in clause (i)) or commissions or any other amount payable under any Financing Document, shall not be paid within one (1) Domestic Business Day after the due date thereof;

       (b) Section 6.01(c) of the Credit Agreement is amended to read in its entirety as follows:

       (c) any Borrower shall fail to observe or perform any covenant or agreement contained in Sections 5.01(g) and 5.07 to 5.22 inclusive;

       SECTION 17. Amendment to Amendment and Waivers Section. Clause (iii) of
section 10.05 of the Credit Agreement is amended to read in its entirety as follows:

       (iii) postpone the date fixed for any payment of principal or interest on any Loan, or any fees hereunder or for termination or scheduled reduction of any Commitment,

       SECTION 18. Limitation on New Extensions of Credit. The Company agrees that neither Company nor any other Borrower shall deliver a Notice of Borrowing under the Credit Agreement or a request for issuance of a Letter of Credit under the Credit Agreement or otherwise request any Bank (including the LC Bank) to extend any credit to the Company or any other Borrower under the Credit Agreement, and that, notwithstanding any provision of the Credit Agreement (including Sections 2.01, 2.03 and 3.02), on and after the date hereof, no Bank (including the LC Bank) shall be required to make any Loan, or issue or participate in any Letter of Credit (it being understood that nothing in this sentence shall be construed to prohibit the Company from delivering a Notice of Interest Rate Election with respect to any Loan outstanding prior to the Amendment No. 6 Effective Date and continuing or converting such Loan on the terms set forth in such Notice of Interest Rate Election).

       SECTION 19. Amendment to Pricing Schedule. The Pricing Schedule to the Credit Agreement is amended by substituting the date "January 1, 2001" for the date "April 30, 2000" set forth in paragraph immediately after the table set forth therein.

       SECTION 20. New York Law. This Amendment and Waiver shall be governed by and construed in accordance with the laws of the State of New York.

       SECTION 21. Counterparts, Effectiveness. This Amendment and Waiver may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument. This Amendment and Waiver shall become effective on the date (the "AMENDMENT NO. 8 EFFECTIVE DATE") on which the Administrative Agent shall have received:

       (i) duly executed counterparts hereof signed by the Company and the Required Banks (or, in the case of any party as to which an executed counterpart shall not have been received, the Administrative Agent shall have received telegraphic, telex or other written confirmation from such party of execution of a counterpart hereof by such party); and

       (ii) for the ratable account of each Bank from which approval of this Amendment and Waiver shall have been received at or prior to the later of (i) the time the condition in clause (i) is satisfied and (ii) 5:00 P.M., New York City time, on April 13, 2000, an amendment fee in an amount equal to 0.125% of the amount of such Bank's Commitment as in effect on such date; provided that the Administrative Agent shall have received duly executed counterparts hereof signed by the Required Banks (or, in the case of any Bank as to which an executed counterpart shall not have been received, the Administrative Agent shall have received telegraphic, telex or other written confirmation from such party of execution of a counterpart hereof by such Bank). The determination of the Administrative Agent as to timing of the receipt of a Bank's approval shall be conclusive, absent manifest error.

              IN WITNESS WHEREOF, the parties hereto have caused this Amendment and Waiver to be duly executed as of the date first above written.

                                    ORBITAL SCIENCES CORPORATION


                                    By
                                      ------------------------------------------
                                    Name:
                                    Title:


                                    MORGAN GUARANTY TRUST COMPANY OF NEW YORK


                                    By
                                      ------------------------------------------
                                    Name:
                                    Title:


                                    THE BANK OF NOVA SCOTIA


                                    By
                                      ------------------------------------------
                                    Name:
                                    Title:


                                    BANK OF AMERICA, N.A., f/k/a


                                    By
                                      ------------------------------------------
                                    Name:
                                    Title:

                                    FIRST UNION COMMERCIAL CORPORATION


                                    By
                                      ------------------------------------------
                                    Name:
                                    Title:


                                    DEUTSCHE BANK AG, NEW YORK AND/OR CAYMAN
                                      ISLAND BRANCHES


                                    By
                                      ------------------------------------------
                                    Name:
                                    Title:

                                    By
                                      ------------------------------------------
                                    Name:
                                    Title:


                                    KEYBANK NATIONAL ASSOCIATION


                                    By
                                      ------------------------------------------
                                    Name:
                                    Title:


                                    BANK OF TOKYO-MITSUBISHI TRUST COMPANY


                                    By
                                      ------------------------------------------
                                    Name:
                                    Title:

                                    WACHOVIA BANK, N.A.


                                    By
                                      ------------------------------------------
                                    Name:
                                    Title:


                                    CHEVY CHASE BANK


                                    By
                                      ------------------------------------------
                                    Name:
                                    Title:


                                    MORGAN GUARANTY TRUST COMPANY
                                      OF NEW YORK, as Administrative Agent and as Collateral Agent


                                    By
                                      ------------------------------------------
                                    Name:
                                    Title:


Acknowledged by:


ENGINEERING TECHNOLOGIES, INC.


By
  ------------------------------------------
  Name:
  Title:


ORBITAL SPACE SYSTEMS, INC.


By
  ------------------------------------------
  Name:
  Title:

ORBITAL COMMERCIAL SYSTEMS, INC.


By
  ------------------------------------------
  Name:
  Title:


ORBITAL INTERNATIONAL, INC.


By
  ------------------------------------------
  Name:
  Title:


ORBITAL SERVICES CORPORATION


By
  ------------------------------------------
  Name:
  Title:


ORBITAL NAVIGATION CORPORATION


By
  ------------------------------------------
  Name:
  Title:


ORBLINK LLC


By
  ------------------------------------------
  Name:
  Title: